UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report: February 28, 2010

SOCIALWISE, INC.

A Colorado Corporation

(Exact name of registrant as specified in its charter)

COLORADO	000-27145	33-0756798
(State or other jurisdiction of incorporation or organization)	Commission file number	(IRS Employer Identification No.)

6440 Lusk Blvd., Suite 200

San Diego California 92121

 (Address of principal executive offices)

(858) 677-0080

 (Registrant’s telephone number)

 (Former name, former address and former fiscal year,
if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01    Entry Into a Material Definitive Agreement

On February 28, 2010, we entered into an amendment (dated February 28, 2010) of the 12% Senior Note (the “Note”) between our Company and Gemini Master Fund, Ltd. (the “Holder”) dated March 31, 2009.  The amendment changed the terms of the Note as follows:

•

The maturity date under the note was extended to May 31, 2010;

•

The Holder is to receive 50,000 restricted shares of the Company’s common stock;

•

Upon execution of the amendment, the Note becomes convertible at the option of the Holder at the rate of $0.40 per share;

•

The Company is required to give the Holder ten days notice prior to repayment of any amounts outstanding under the Note; and

•

The Company is required to reimburse the Holder for fees in connection with the amendment totaling $1,500.

Item 9.01    Financial Statements and Exhibits

(c) Exhibits.

Exhibit	Description
10.27	Amendment to IdeaEdge, Inc. 12% Senior Note dated February 28, 2010

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SOCIALWISE, INC.
/s/ Jonathan Shultz
Dated: February 28, 2010	By:
Jonathan Shultz Chief Financial Officer

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